NEWS RELEASE

800 Cabin Hill Drive, Greensburg, PA 15601-1650

Media contact:	Investor contact:
David Neurohr	Max Kuniansky
Manager, External Communications	Executive Director, Investor Relations
Phone: (724) 838-6020	and Corporate Communications
Media Hotline: 1-888-233-3583	Phone: (724) 838-6895
E-mail: dneuroh@alleghenyenergy.com	E-mail: mkunian@alleghenyenergy.com

FOR IMMEDIATE RELEASE

Allegheny Energy Reports Solid Third Quarter 2007 Results

GREENSBURG, Pa., October 25, 2007 -- Allegheny Energy, Inc. (NYSE: AYE) today reported financial results for the three months and nine months ending September 30, 2007.

	$ millions		Per Share
Three Months Ended September 30	2007	2006	2007	2006
Consolidated net income-GAAP	$115.0	$110.2	$0.67	$0.65
Adjusted net income	115.0	94.0	0.67	0.56

Nine Months Ended September 30
Consolidated net income-GAAP	$301.8	$254.7	$1.78	$1.51
Adjusted net income	301.8	246.0	1.78	1.46

There were no adjustments to net income for the third quarter of 2007. The adjusted results for the third quarter of 2006 exclude a $16.7 million (after-tax) benefit associated with a change in Pennsylvania tax law, and a $0.5 million (after-tax) loss from discontinued operations.

“Our solid financial performance continued in the third quarter,” said Paul J. Evanson, Chairman, President and Chief Executive Officer of Allegheny Energy. “Favorable market prices, higher generation rates and increased retail sales were key drivers of our strong results.

“Having achieved an investment grade credit rating, we’ve reinstated the common stock dividend, our first payout to shareholders in more than five years,” Evanson said.

Third Quarter Consolidated Results

Net income for the third quarter of 2007 increased by $21.0 million compared with adjusted net income for the same period in 2006. Key factors contributing to the improved results include:

•

Operating revenues increased by $30.0 million compared to the third quarter of 2006, reflecting higher market prices, higher generation rates in Pennsylvania and increased retail sales, partially offset by lower generation output.

•	Fuel expense increased by $14.5 million, largely due to higher coal prices.
•

Purchased power and transmission expense decreased by $8.1 million, primarily due to the expiration of a power sale agreement associated with the former Ohio territory, partially offset by higher costs to purchase power to serve Virginia customers

•	Operations and maintenance expense increased by $4.1 million, reflecting a contingent consulting fee.
•	Other income increased by $7.0 million, reflecting a gain related to the company’s La Paz, Arizona, real estate.
•	Interest expense decreased by $6.8 million.
•	Income taxes increased by $9.6 million compared to adjusted income tax expense for 2006, largely due to higher pre-tax income.

EBITDA for the third quarter of 2007 was $308.6 million, an increase of $22.3 million compared to the same quarter of the prior year. EBITDA is a non-GAAP financial measure. Details on the calculation of EBITDA and a reconciliation of EBITDA to net income are attached to this release.

Third Quarter Segment Results

Three Months Ended September 30 ($ millions)
	2007	2006
Generation and Marketing:
Net income – GAAP	$102.2	$66.4
Adjusted net income	102.2	50.2

Delivery and Services:
Net income – GAAP	$12.8	$43.8
Adjusted net income	12.8	43.8

There were no adjustments in either segment for the third quarter of 2007. For the third quarter of 2006, the Generation and Marketing segment’s adjusted net income excludes a $16.7 million (after-tax) benefit associated with a change in Pennsylvania tax law and a $0.5 million (after-tax) loss on discontinued operations related to the Gleason generating facility.

Generation and Marketing: Net income for the quarter increased $52.0 million compared to adjusted net income for the same period a year earlier. Key factors contributing to the improved results were higher market prices, higher generation rates in Pennsylvania and a gain from the company’s La Paz, Arizona, real estate. These benefits were partially offset by higher fuel costs and a reduction in power plant output in the third quarter of 2007 compared to the same period a year earlier.

Delivery and Services: Net income for the quarter decreased by $31.0 million compared to adjusted net income for the same quarter of the prior year. Results were negatively impacted by the increased cost of purchasing power at market rates to serve customers in Virginia and a rate decrease in West Virginia. Kilowatt-hour sales, however, increased by 1.3 percent, reflecting warmer weather and customer growth.

Discontinued Operations: There were no results from discontinued operations for the third quarter of 2007, compared to a $0.5 million (after-tax) loss from discontinued operations for the same period of the prior year related to the Gleason generating facility, which Allegheny sold in the fourth quarter of 2006.

Nine-Month Segment Results

Nine Months Ended September 30 ($ millions)
	2007	2006
Generation and Marketing:
Net income – GAAP	$210.1	$141.2
Adjusted net income	210.1	131.5

Delivery and Services:
Net income – GAAP	$91.7	$113.5
Adjusted net income	91.7	114.5

There were no adjustments in either segment for the first nine months of 2007. Adjusted net income for the same period of 2006 excludes items described in the attached reconciliation of non-GAAP financial measures. Adjusted net income is a non-GAAP financial measure.

Reconciliation of Non-GAAP Financial Measures

This news release and the attached table include non-GAAP financial measures as defined in the Securities and Exchange Commission’s Regulation G. Where noted, we present financial information on an adjusted basis to exclude the effect of certain items as described herein. By presenting adjusted results, management intends to provide investors with a more complete understanding of the core results and underlying trends from which to consider past performance and prospects for the future. We also present EBITDA as an additional measure of our operating performance.

Users of this financial information should consider the types of events and transactions for which adjustments have been made. Neither the adjusted information nor EBITDA should be considered in isolation or viewed as substitutes for or superior to net income or other data prepared in accordance with GAAP as measures of our operating performance or liquidity. In addition, neither the adjusted information nor EBITDA is necessarily comparable to similarly titled measures provided by other companies.

Pursuant to the requirements of Regulation G, we have attached tables that reconcile non-GAAP financial measures, including those presented in this release, to the most directly comparable GAAP measures.

Investor Conference Call

Allegheny Energy will discuss these results in a live Internet broadcast at 8:30 a.m. Eastern Daylight Time on Friday, October 26, 2007. To listen to the broadcast, visit www.alleghenyenergy.com. A taped replay will be available after the live broadcast.

Allegheny Energy

Headquartered in Greensburg, Pa., Allegheny Energy is an investor-owned electric utility with total annual revenues of over $3 billion and more than 4,000 employees. The company owns and operates generating facilities and delivers low-cost, reliable electric service to over 1.5 million customers in Pennsylvania, West Virginia, Maryland and Virginia. For more information, visit our Web site at www.alleghenyenergy.com.

Forward-Looking Statements

In addition to historical information, this release may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Words such as anticipate, expect, project, intend, plan, believe, and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These include statements with respect to: rate regulation and the status of retail generation service supply competition in states served by Allegheny Energy’s distribution business, Allegheny Power; financing plans; demand for energy and the cost and availability of raw materials, including coal; provider-of-last-resort and power supply contracts; results of litigation; results of operations; internal controls and procedures; capital expenditures; status and condition of plants and equipment; capacity purchase commitments; regulatory matters; and accounting issues. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. There can be no assurance that actual results will not materially differ from expectations. Actual results have varied materially and unpredictably from past expectations. Factors that could cause actual results to differ materially include, among others, the following: plant performance and unplanned outages; changes in the price of power and fuel for electric generation; general economic and business conditions; changes in access to capital markets; complications or other factors that render it difficult or impossible to obtain necessary lender consents or regulatory authorizations on a timely basis; environmental regulations; the results of regulatory proceedings, including proceedings related to rates; changes in industry capacity, development and other activities by Allegheny Energy’s competitors; changes in the weather and other natural phenomena; changes in customer switching behavior and their resulting effects on existing and future load requirements; changes in the underlying inputs and assumptions, including market conditions used to estimate the fair values of commodity contracts; changes in laws and regulations applicable to Allegheny Energy, its markets or its activities; the loss of any significant customers or suppliers; dependence on other electric transmission and gas transportation systems and their constraints or availability; changes in PJM, including changes to participant rules and tariffs; the effect of accounting policies issued periodically by accounting standard-setting bodies; and the continuing effects of global instability, terrorism and war. Additional risks and uncertainties are identified and discussed in Allegheny Energy’s reports filed with the Securities and Exchange Commission.

-###-

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,

(In thousands, except share and per share data)	2007	2006	2007	2006
Operating revenues	$846,592	$816,645	$2,520,699	$2,384,526

Operating expenses:
Fuel	245,503	231,025	709,057	641,479
Purchased power and transmission	93,923	101,972	293,597	298,301
Gain on sale of OVEC power agreement and shares	—	—	—	(6,124)
Deferred energy costs, net	3,651	(181)	(6,049)	5,225
Operations and maintenance	154,856	150,594	505,915	507,266
Depreciation and amortization	66,748	68,308	209,455	204,319
Taxes other than income taxes	53,497	53,762	158,254	159,630
Total operating expenses	618,178	605,480	1,870,229	1,810,096

Operating income	228,414	211,165	650,470	574,430
Other income and expenses, net	14,822	7,841	27,590	25,770
Interest expense and preferred dividends:
Interest expense	59,468	66,073	181,623	209,886
Preferred dividends of subsidiary	114	293	700	879
Total interest expense and preferred dividends	59,582	66,366	182,323	210,765
Income from continuing operations before income taxes and minority interest	183,654	152,640	495,737	389,435
Income tax expense	67,223	40,883	191,481	130,128
Minority interest in net income of subsidiaries	1,413	1,011	2,452	2,380
Income from continuing operations	115,018	110,746	301,804	256,927
Loss from discontinued operations, net of tax	—	(539)	—	(2,203)
Net income	$115,018	$110,207	$301,804	$254,724

Common share data:
Weighted average common shares outstanding:
Basic	166,101	164,813	165,799	163,813
Diluted	169,456	168,629	169,371	168,587

Basic income (loss) per common share:
Income from continuing operations	$0.69	$0.67	$1.81	$1.56
Loss from discontinued operations	—	—	—	(0.01)
Basic income per common share	$0.69	$0.67	$1.81	$1.55

Diluted income (loss) per common share:
Income from continuing operations	$0.67	$0.65	$1.78	$1.52
Loss from discontinued operations	—	—	—	(0.01)
Diluted income per common share	$0.67	$0.65	$1.78	$1.51

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(unaudited)

(In thousands)	September 30, 2007	December 31, 2006
ASSETS
Current Assets:
Cash and cash equivalents	$193,063	$114,138
Accounts receivable: Customer	206,239	167,792
Unbilled utility revenue	80,766	117,977
Wholesale and other	86,116	63,894
Allowance for uncollectible accounts	(14,012)	(14,591)
Materials and supplies	101,467	96,117
Fuel	69,811	74,951
Deferred income taxes	133,718	127,531
Prepaid taxes	52,123	44,603
Collateral deposits	36,344	39,399
Commodity contracts	1,763	1,430
Restricted funds	33,193	12,923
Regulatory assets	61,301	39,128
Other	23,286	24,130
Total current assets	1,065,178	909,422

Property, Plant and Equipment, Net:
Generation	5,863,492	5,820,278
Transmission	1,062,585	1,056,759
Distribution	3,721,410	3,597,405
Other	439,515	412,894
Accumulated depreciation	(4,783,481)	(4,636,972)
Subtotal	6,303,521	6,250,364
Construction work in progress	636,393	262,529
Total property, plant and equipment, net	6,939,914	6,512,893

Investments and Other Assets:
Restricted funds – Fort Martin scrubber project	378,491	—
Goodwill	367,287	367,287
Investments in unconsolidated affiliates	28,221	28,259
Other	16,179	27,932
Total investments and other assets	790,178	423,478

Deferred Charges:
Regulatory assets	709,026	674,095
Commodity contracts	5,196	—
Other	34,850	32,558
Total deferred charges	749,072	706,653
Total Assets	$9,544,342	$8,552,446

ALLEGHENY ENERGY, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (continued)
(unaudited)

(In thousands, except share amounts)	September 30, 2007	September 30, 2006
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Long-term debt due within one year	$184,555	$201,189
Accounts payable	301,609	236,706
Accrued taxes	127,101	136,216
Commodity contracts	11,354	5,984
Accrued interest	121,316	99,854
Other	134,667	140,830
Total current liabilities	880,602	820,779

Long-term Debt	3,773,096	3,383,986

Deferred Credits and Other Liabilities:
Commodity contracts	12,829	17,982
Income taxes payable	61,639	—
Investment tax credit	70,250	72,938
Deferred income taxes	1,131,371	936,911
Obligations under capital leases	35,640	26,007
Regulatory liabilities	470,257	464,092
Adverse power purchase commitment	154,084	166,937
Other	521,245	547,706
Total deferred credits and other liabilities	2,457,315	2,232,573

Minority Interest	12,573	10,713

Preferred Stock of Subsidiary	—	24,000

Common Stockholders’ Equity:
Common stock—$1.25 par value per share, 260 million shares authorized and 166,202,217 and 165,409,908 shares issued at September 30, 2007 and December 31, 2006, respectively	207,753	206,762
Other paid-in capital	1,907,525	1,907,879
Retained earnings	358,778	74,698
Treasury stock at cost – 49,493 shares	(1,756)	(1,756)
Accumulated other comprehensive loss	(51,544)	(107,188)
Total common stockholders’ equity	2,420,756	2,080,395
Total Liabilities and Stockholders’ Equity	$9,544,342	$8,552,446

Income Summary

	Three Months Ended September 30, 2007				Three Months Ended September 30, 2006
(In millions)	Delivery and Services	Generation and Marketing	Eliminations	Total	Delivery and Services	Generation and Marketing	Eliminations	Total
Operating revenues	$692.4	$581.1	$(426.9)	$846.6	$702.2	$488.6	$(374.2)	$816.6
Fuel	—	245.5	—	245.5	—	231.0	—	231.0
Purchased power and transmission	493.0	25.6	(424.7)	93.9	466.2	8.2	(372.4)	102.0
Deferred energy costs, net	2.3	1.3	—	3.6	(0.2)	—	—	(0.2)
Operations and maintenance	85.7	71.3	(2.2)	154.8	84.3	68.2	(1.8)	150.7
Depreciation and amortization	40.4	26.3	—	66.7	37.7	30.6	—	68.3
Taxes other than income taxes	33.9	19.7	—	53.6	33.5	20.2	—	53.7
Total operating expenses	655.3	389.7	(426.9)	618.1	621.5	358.2	(374.2)	605.5
Operating income	37.1	191.4	—	228.5	80.7	130.4	—	211.1
Other income and expenses, net	3.0	13.6	(1.8)	14.8	5.3	3.4	(0.8)	7.9
Interest expense and preferred dividends	18.2	43.3	(1.8)	59.7	20.2	47.0	(0.8)	66.4
Income from continuing operations before income taxes and minority interest	21.9	161.7	—	183.6	65.8	86.8	—	152.6
Income tax expense from continuing operations	9.1	58.1	—	67.2	22.0	18.9	—	40.9
Minority interest	—	1.4	—	1.4	—	1.0	—	1.0
Income from continuing operations	12.8	102.2	—	115.0	43.8	66.9	—	110.7
Loss from discontinued operations, net of tax	—	—	—	—	—	(0.5)	—	(0.5)
Net income	$12.8	$102.2	$—	$115.0	$43.8	$66.4	$—	$110.2

	Nine Months Ended September 30, 2007				Nine Months Ended September 30, 2006
(In millions)	Delivery and Services	Generation and Marketing	Eliminations	Total	Delivery and Services	Generation and Marketing	Eliminations	Total
Operating revenues	$2,128.8	$1,630.9	$(1,239.0)	$2,520.7	$2,037.3	$1,409.8	$(1,062.6)	$2,384.5
Fuel	—	709.1	—	709.1	—	641.5	—	641.5
Purchased power and transmission	1,447.9	77.2	(1,231.5)	293.6	1,328.8	26.6	(1,057.1)	298.3
Gain on sale of OVEC power agreement and shares	—	—	—	—	—	(6.1)	—	(6.1)
Deferred energy costs, net	(0.5)	(5.6)	—	(6.1)	5.2	—	—	5.2
Operations and maintenance	256.6	256.8	(7.5)	505.9	264.2	248.6	(5.5)	507.3
Depreciation and amortization	121.7	87.7	—	209.4	113.3	91.0	—	204.3
Taxes other than income taxes	99.5	58.8	—	158.3	98.7	60.9	—	159.6
Total operating expenses	1,925.2	1,184.0	(1,239.0)	1,870.2	1,810.2	1,062.5	(1,062.6)	1,810.1
Operating income	203.6	446.9	—	650.5	227.1	347.3	—	574.4
Other income and expenses, net	10.4	21.8	(4.6)	27.6	16.5	11.5	(2.2)	25.8
Interest expense and preferred dividends	55.4	131.6	(4.6)	182.4	62.4	150.6	(2.2)	210.8
Income from continuing operations before income taxes and minority interest	158.6	337.1	—	495.7	181.2	208.2	—	389.4
Income tax expense from continuing operations	66.9	124.6	—	191.5	67.7	62.4	—	130.1
Minority interest	—	2.4	—	2.4	—	2.4	—	2.4
Income from continuing operations	91.7	210.1	—	301.8	113.5	143.4	—	256.9
Loss from discontinued operations, net of tax	—	—	—	—	—	(2.2)	—	(2.2)
Net income	$91.7	$210.1	$—	$301.8	$113.5	$141.2	$—	$254.7

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED DATA FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(in millions, except per share data)
(unaudited)

THREE MONTHS ENDED SEPTEMBER 30, 2007	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$183.6	$115.0	$0.67

Adjustments:
Loss from discontinued operations	--	--
Adjusted Income	$183.6	$115.0	$0.67

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$115.0
Loss from discontinued operations		--
Interest expense and preferred dividends		59.7
Income tax expense		67.2
Depreciation and amortization		66.7
EBITDA from continuing operations		308.6
No adjustments		--
Adjusted EBITDA from continuing operations		$308.6

THREE MONTHS ENDED SEPTEMBER 30, 2006	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$152.6	$110.2	$0.65

Adjustments:
Loss from discontinued operations		0.5
Change in Pennsylvania state income tax law [1]		(16.7)
Adjusted Income	$152.6	$94.0	$0.56

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$110.2
Loss from discontinued operations		0.5
Interest expense and preferred dividends		66.4
Income tax expense		40.9
Depreciation and amortization		68.3
EBITDA from continuing operations		286.3
No adjustments		--
Adjusted EBITDA from continuing operations		$286.3

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
SEGMENT DATA FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(in millions)
(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
THREE MONTHS ENDED SEPTMEBER 30, 2007	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME

Calculation of Adjusted Income:
Income - GAAP Basis	$21.9	$12.8	$161.7	$102.2

Adjustments:
No adjustments	--	--	--	--
Adjusted Income	$21.9	$12.8	$161.7	$102.2

	DELIVERY AND SERVICES		GENERATION AND MARKETING
THREE MONTHS ENDED SEPTEMBER 30, 2006	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME

Calculation of Adjusted Income:
Income - GAAP Basis	$65.8	$43.8	$86.8	$66.4

Adjustments:
Loss from discontinued operations		--		0.5
Change in Pennsylvania state income tax law [1]		--		(16.7)
Adjusted Income	$65.8	$43.8	$86.8	$50.2

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED DATA FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(in millions, except per share data)
(unaudited)

NINE MONTHS ENDED SEPTEMBER 30, 2007	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$495.7	$301.8	$1.78

Adjustments:
No adjustments	--	--
Adjusted Income	$495.7	$301.8	$1.78

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$301.8
Loss from discontinued operations		--
Interest expense and preferred dividends		182.4
Income tax expense		191.5
Depreciation and amortization		209.4
EBITDA from continuing operations		885.1
No adjustments		--
Adjusted EBITDA from continuing operations		$885.1

NINE MONTHS ENDED SEPTEMBER 30, 2006	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	DILUTED INCOME PER SHARE

Calculation of Adjusted Income:
Income - GAAP Basis	$389.4	$254.7	$1.51

Adjustments:
Loss from discontinued operations		2.2
Change in Pennsylvania state income tax law [1]		(16.7)
Write-off of prior deferred financing costs [2]	9.5	5.8
Adjusted Income	$398.9	$246.0	$1.46

Calculation of Adjusted EBITDA:
Net Income - GAAP basis		$254.7
Loss from discontinued operations		2.2
Interest expense and preferred dividends		210.8
Income tax expense		130.1
Depreciation and amortization		204.3
EBITDA from continuing operations		802.1
No adjustments		--
Adjusted EBITDA from continuing operations		$802.1

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
SEGMENT DATA FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006
(in millions)
(unaudited)

	DELIVERY AND SERVICES		GENERATION AND MARKETING
NINE MONTHS ENDED SEPTMEBER 30, 2007	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME

Calculation of Adjusted Income:
Income - GAAP Basis	$158.6	$91.7	$337.1	$210.1

Adjustments:
No adjustments	--	--	--	--
Adjusted Income	$158.6	$91.7	$337.1	$210.1

	DELIVERY AND SERVICES		GENERATION AND MARKETING
NINE MONTHS ENDED SEPTEMBER 30, 2006	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME	INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND MINORITY INTEREST	NET INCOME

Calculation of Adjusted Income:
Income - GAAP Basis	$181.2	$113.5	$208.2	$141.2

Adjustments:
Loss from discontinued operations				2.2
Change in Pennsylvania state income tax law[1]				(16.7)
Write-off of prior deferred financing costs[2]	1.6	1.0	7.9	4.8
Adjusted Income	$182.8	$114.5	$216.1	$131.5

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSOLIDATED INCOME TAX EXPENSE
(in millions)
(unaudited)

ADJUSTED EXPENSES	THREE MONTHS ENDED SEPT 30, 2007	THREE MONTHS ENDED SEPT 30, 2006
Income tax expense:
As reported	$67.2	$40.9

Change in Pennsylvania state income tax law[1]	--	16.7
As Adjusted	$67.2	$57.6

See accompanying Notes to Reconciliation of Non-GAAP Financial Measures

Notes to Reconciliation of Non-GAAP Financial Measures:

(1)	Represents the impact of a change in Pennsylvania state income tax law. Included in income tax expense on the Consolidated Statements of Operations.
(2)	Represents the write-off of prior deferred financing costs. Included in interest expense on the Consolidated Statements of Operations.

Allegheny Energy, Inc. and Subsidiaries
Operating Statistics
(unaudited)
Three Months Ended September 30,

	2007	2006	Change
Delivery and Services:
Retail electricity sales (million KWH)	11,164	11,026	1.3%
Usage per customer (KWH):
Residential	3,105	3,083	0.7%
Commercial	16,364	16,190	1.1%
Industrial	146,894	148,291	-0.9%
Generation and Marketing:
Total generation (million KWH):
Supercritical coal	10,226	10,535	-2.9%
Other coal	1,337	1,462	-8.5%
Gas	380	227	67.4%
Hydro and other	697	574	21.2%
Total	12,640	12,798	-1.2%
Net capacity factor:
Supercritical coal	78%	80%	-2%
All coal	71%	74%	-3%
Equivalent availability factor:
Supercritical coal	87%	89%	-2%
All coal	85%	90%	-5%
Degree Days:
Heating	62	113	-45.1%
Cooling	666	606	9.9%

Allegheny Energy, Inc. and Subsidiaries
Operating Statistics
(unaudited)
Nine Months Ended September 30,

	2007	2006	Change
Delivery and Services:
Retail electricity sales (million KWH)	33,540	32,257	4.0%
Usage per customer (KWH):
Residential	9,589	9,024	6.3%
Commercial	46,706	45,314	3.1%
Industrial	448,529	450,558	-0.5%
Generation and Marketing:
Total generation (million KWH):
Supercritical coal	30,285	30,269	0.1%
Other coal	4,551	4,413	3.1%
Gas	859	402	113.7%
Hydro and other	1,796	1,966	-8.6%
Total	37,491	37,050	1.2%
Net capacity factor:
Supercritical coal	77%	77%	0%
All coal	71%	71%	0%
Equivalent availability factor:
Supercritical coal	85%	86%	-1%
All coal	84%	86%	-2%
Degree days:
Heating	3,437	3,069	12.0%
Cooling	944	778	21.3%